Execution Version

EXHIBIT 10.3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

THIRD AMENDMENT TO AMENDED AND RESTATED SUTROVAX AGREEMENT

This Third Amendment (“Amendment No. 3”) to the Amended and Restated SutroVax Agreement, dated as of October 12, 2015, as amended on May 9, 2018 and May 29, 2018 (“Amended and Restated Agreement”), is made as of September 28, 2023 (“Amendment No. 3 Effective Date”) by and between Sutro Biopharma, Inc., having its principal place of business at 310 Utah Avenue, Suite 150, South San Francisco, CA 94080, USA (“Sutro”), and Vaxcyte, Inc., having its principal place of business at 825 Industrial Road, Suite 300, San Carlos, CA 94070 (“Vaxcyte”). Sutro and Vaxcyte are each referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, Vaxcyte and Sutro have entered into that certain letter agreement regarding an Option on Extract Rights, dated December 19, 2022 (the “Option Agreement”), pursuant to which Vaxcyte purchased from Sutro an option to obtain certain exclusive rights to manufacture Extract for use in the research, development, use, sale, offering for sale, export, import, commercialization or other exploitation of Vaccine Compositions, as more fully set forth therein;

WHEREAS, Vaxcyte and Sutro have mutually agreed upon the Form Definitive Agreement to be entered into between the Parties in the event that Vaxcyte exercises the option in accordance with the terms of the Option Agreement (and an executed copy of such agreement is being held in escrow pending Vaxcyte’s exercise of the option in accordance with the terms of the Option Agreement);

WHEREAS, Vaxcyte has paid, or will pay, to Sutro the remaining five million dollars ($5,000,000) portion of the Option Purchase Price (as defined in the Option Agreement) that is now payable in accordance with the terms of the Option Agreement as a result of the Parties mutually agreeing upon the Form Definitive Agreement; and

WHEREAS, the Parties wish to amend certain provisions of the Amended and Restated Agreement, including with respect to certain amendments contemplated by the Option Agreement to take effect upon the Parties’ mutual agreement on the Form Definitive Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, provisions and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:

1.
All references in the Amended and Restated Agreement to “SutroVax” are hereby replaced with “Vaxcyte.”
2.
The following shall be inserted as Section 1.8A of the Amended and Restated Agreement:

1.8A [***].

3.
Section 1.21 of the Amended and Restated Agreement is restated as follows:

1.21 “Sutro Core Know-How” means any processes, documents, materials or other Sutro Know-How owned or controlled by Sutro that relate to the manufacture or supply of Extracts (including, but not limited to, any such Sutro Know-How regarding the generation and/or use of strains from which Extract is produced).

4.
Section 1.22 of the Amended and Restated Agreement is restated as follows:

1.22 “Sutro Know-How” means all information and materials pertaining to the Extracts or Vaccine Compositions, or the manufacture, use or, in the case of Vaccine Compositions, development thereof, as the case may be, that are owned or controlled by Sutro or (subject to Section 15.2) its Affiliates at any time during the Term, including (i) practices, protocols, methods, techniques, specifications, formulae, standard operating procedures, analytical methods, material and vendor lists, (ii) analytical, quality control and stability data, batch records, and other chemistry, manufacturing and control (CMC) data, (iii) regulatory documentation, and (iv) tangible materials and reagents; in each case as and to the extent reasonably necessary or useful for Vaxcyte to exercise the rights granted to it under this Agreement. Notwithstanding the foregoing, in no event shall Sutro Know-How include any information or materials of Sutro’s third-party collaborators or sublicensees, except for such information or materials pertaining to the Sutro Platform which Sutro has the right to provide to Vaxcyte in accordance with this Agreement.

5.
Section 1.25 of the Amended and Restated Agreement is restated as follows:

1.25 [Intentionally left blank]

6.
Section 1.26 of the Amended and Restated Agreement is restated as follows:

1.26 [Intentionally left blank]

7.
The following sentence is added to the end of Section 1.33 of the Amended and Restated Agreement (the definition of “Valid Claim”):

References to “Sutro Patents” in this Section 1.33 shall exclude any Patents included in any [***] IP or any Jointly-Owned IP.

8.
Section 4.5 of the Amended and Restated Agreement is hereby restated in its entirety as follows:

4.5 Grant-Back. Subject to the terms and conditions of this Agreement, Vaxcyte hereby grants to Sutro and its Affiliates, and shall cause its Sublicensees to grant to Sutro and its Affiliates, an exclusive (including as to Vaxcyte, its Affiliates and Sublicensees), perpetual, royalty-free, worldwide license, with the right to sublicense through multiple tiers, to exploit any Vaxcyte Platform

Improvements [***]. For purposes of this Section 4.5, “Vaxcyte Platform Improvements” means [***].

9.
Section 6.2 of the Amended and Restated Agreement is hereby deleted in its entirety and replaced with the following:

6.2 Royalties shall be due under Section 6.1, on a Vaccine Composition-by-Vaccine Composition basis, until the end of the Royalty Term for such Vaccine Composition, provided that the amounts set forth in Section 6.1 shall be reduced, on a country-by-country and Vaccine Composition-by-Vaccine Composition basis, by [***] during any portion of the Royalty Term in which there is not at least one Valid Claim of Sutro Patents covering the manufacture, use, sale, offer for sale or importation of the applicable Vaccine Composition in the country of sale.

10.
Section 6.7 of the Amended and Restated Agreement is hereby deleted in its entirety and replaced with the following:

6.7 All amounts payable pursuant to Section 6.1 and 6.6 of this Agreement shall be due quarterly (i) within [***] following the end of each Calendar Quarter in respect of Net Sales by Vaxcyte or its Affiliate, or within [***] following Vaxcyte’s receipt of royalty payments from its Sublicensee with respect to Net Sales by such Sublicensee, and (ii) within [***] after the end of each Calendar Quarter in respect of Net Sublicense Fees, received in such quarter. Each such payment shall be accompanied by a statement of Net Sales and Net Sublicense Fees for the applicable Calendar Quarter and the calculation of amounts payable hereunder, [***].

11.
Section 8.6(a) of the Amended and Restated Agreement is hereby restated in its entirety as follows:

The provisions of Articles 1, 6 (with respect to payments accrued prior to the effective date of termination), 8, 10, 12, 13, 14 and 15, and Section 4.5, Section 9.1(b-1), Section 9.1(b-2), Section 9.1(b-4), Section 9.1(b-5), and Section 9.1(d), shall survive termination of this Agreement for any reason; and

12.
Section 9.1(b) of the Amended and Restated Agreement is hereby restated in its entirety as follows:

(b-1) Ownership of Intellectual Property. Notwithstanding anything to the contrary in the Existing Agreements, as between the Parties and their respective Affiliates:

(i) Vaxcyte and Sutro shall jointly own any New IP that is a method of using Extract or [***] that relates to both the Vaccine Field and to other applications outside the Vaccine Field (such methods, including all intellectual property rights therein, the “Jointly-Owned IP”);

(ii) [***] shall solely own all New IP (excluding the Jointly-Owned IP, which shall be subject to joint-ownership as provided herein) that is a method of using Extract or [***] that relates solely to the [***] (such methods, including all intellectual property rights therein, the “[***] Extract IP”);

(iii) [***] shall solely own all New IP (excluding Jointly-Owned IP, which shall be subject to joint-ownership as provided herein, and [***] Extract IP) (the “[***] IP” and any Patent claiming such [***] IP, a “[***] New IP Patent”); and

(iv) Notwithstanding anything to the contrary in this Agreement, [***] shall solely own any and all inventions and intellectual property rights therein (and Patents and know-how with respect thereto) conceived, made, developed or otherwise invented by or on behalf of [***], its Affiliates or sublicensees that are directed to the composition, formulation or use of a [***] through the use of Extract or [***]) (the “[***] IP”).

(b-2) Certain Definitions. For purposes of this Agreement, (I) “New IP” means, collectively and including all intellectual property rights therein, any and all (a) [***] and (b) other improvements to the Sutro Platform, that are, in each case of the foregoing clauses (a) and (b), developed by or on behalf of Vaxcyte, its Affiliates or Sublicensees pursuant to (A) this Agreement, (B) that certain Supply Agreement, dated May 29, 2018, as amended (the “Supply Agreement”), (C) that certain letter agreement [***], dated December 19, 2022 (the “[***] Letter Agreement”), (D) [***] or (E) otherwise, in each case of the foregoing clauses (A)-(E) by and between Vaxcyte and Sutro, and (II) [***].

(b-3) Licensed-Back IP; Effect on Royalties. The [***] IP shall be (and is hereby) licensed back to Vaxcyte under Section 4.1(a), in the same manner as Sutro Patents and Sutro Know-How are licensed thereunder. Each Party’s interest in the Jointly-Owned IP shall be subject to the licenses granted under this Agreement, such that [***] shall have the exclusive right to exploit and freely sublicense the Jointly-Owned IP [***], and [***] shall have the exclusive right to exploit and sublicense the Jointly-Owned IP [***] in accordance with this Agreement, in each case, without the obligation to obtain any consent from (or account to) the other Party in respect thereof. Notwithstanding anything to the contrary herein, Sutro acknowledges and agrees that neither Sutro’s ownership of any such [***] IP nor Sutro’s ownership interest in any Jointly-Owned IP shall cause the Royalty Term to extend [***] (i.e., such ownership or ownership interest [***] in respect of the references to [***] in the definition of [***], the definition of [***] or in [***]).

(b-4) Assignment of Intellectual Property. If and to the extent that Vaxcyte or its Affiliates or Sublicensees obtains any ownership interest in or to any [***] IP, Vaxcyte hereby assigns, and shall cause its Affiliates to assign, to Sutro all such ownership interest in [***] IP. In addition, if and to the extent necessary to effectuate the joint ownership between Vaxcyte and Sutro of the Jointly-Owned IP, Vaxcyte hereby assigns, and shall cause its Affiliates and Sublicensees to assign, to Sutro its and their ownership interest in and to the Jointly-Owned IP as is necessary to fully effectuate such joint ownership contemplated in Section 9.1(b-1)(i).

(b-5) Patent Prosecution.

(i) Sutro shall not file (and shall prohibit its Affiliates from filing) any Patents claiming any [***] IP or [***] Extract IP. Vaxcyte shall not file (and shall prohibit its Affiliates, Approved CMOs and Approved Contractors from filing) any Patents claiming [***] IP or Jointly-Owned IP, and Vaxcyte will reasonably cooperate with Sutro in connection with any filings for such Patents.

(ii) Notwithstanding anything to the contrary herein, [***] shall have the first right to control the prosecution of Patent applications covering Jointly-Owned IP (each, a “Joint Patent”); provided, that:

(I) The Parties shall reasonably cooperate and collaborate in good faith with respect to any such prosecution and strategy related thereto, and [***] shall keep [***] up-to-date and reasonably informed, including by providing to [***] drafts of all Patent applications and other material submissions and communications with any applicable Governmental Authorities (including, for clarity, patent offices) reasonably in advance of any submission thereof to enable [***] to comment thereon;

(II) [***] shall take [***] direction in respect of such Joint Patent (including in respect of prosecution strategy and claims) [***]; provided, that [***]; and

(III) With respect to matters not covered under Section 9.1(b-5)(ii)(II) [***] shall reasonably consider incorporating [***] comments; [***].

(iii) [***] shall, at the request of [***] and to the extent permitted by applicable law, file a continuation or divisional Patent application from each such Joint Patent, which continuation or divisional has claims [***] (each a “[***] Patent”). [***] shall prosecute each such [***] Patent according to [***] reasonable instructions and [***]. Upon issuance of each such [***] Patent, [***] shall, and hereby does, and shall cause its Affiliates to, assign to [***] or its Affiliates’ right, title and interest in and to each such [***] Patent. With respect to any Joint Patent and related [***] Patent [***], the Parties shall coordinate and cooperate in good faith regarding, and discuss in good faith, the appropriate claim strategies for such continuations and divisionals [***].

(iv) Notwithstanding anything to the contrary in this Agreement, if prior to the filing of any Joint Patent, [***] notifies [***] that it wishes to protect [***], then the Parties shall discuss in good faith and mutually agree upon a reasonable approach to take in respect thereof prior to filing any such Joint Patent (subject to the escalation procedure set forth in Section 9.1(b-5)(v)). [***].

(v) In respect of any Joint Patent, if the Party controlling prosecution determines it does not want to pursue (or does not want to continue to pursue or maintain) such Joint Patent (such Party, the “Declining Party”), then the other Party shall have the right to pursue (or, as applicable, continue to pursue and maintain) such Joint Patent on its own (such Party, the “Step-In Party”). In such event, [***].

(vi) If, in connection with this Section 9.1(b-5), the Parties are obligated to discuss in good faith and mutually agree upon a reasonable approach to take, and representatives of the Parties are unable to mutually agree upon such a reasonable approach, either Party may [***], ARTICLE XIV shall apply.

13.
Section 9.1(c) of the Amended and Restated Agreement is hereby restated in its entirety as follows:

(c) [Intentionally left blank]

14.
Section 9.1(d) of the Amended and Restated Agreement is hereby restated in its entirety as follows:

(d) Subject to ownership of the [***] IP, Jointly-Owned IP, [***] Extract IP and [***] IP, it is understood and agreed that, as between the Parties, inventions (and Patent rights therein) shall be owned by [***]. Accordingly, subject to ownership of the [***] IP, Jointly-Owned IP, [***] Extract IP and [***] IP, as between the Parties, [***].

15.
Section 9.2(a) of the Amended and Restated Agreement are hereby restated in their entirety as follows:

(a) Generally.

(i) Notice. If either Party reasonably believes that any [***] Patent (including any [***] New IP Patent), Joint Patent, [***] Patent or Patent covering [***] Extract IP (“[***] Extract Patent”) is being infringed by a Third Party with respect to activities within the scope of the Vaccine Field, or is subject to a declaratory judgment action arising from such activities (a “Vaccine Field Infringement”), such Party shall promptly notify the other Party and the Parties shall discuss in good faith how best to respond.

(ii) [***] Enforcement. As between the Parties, [***] shall have the first right but not the obligation, itself or through a designee, to enforce [***], including (1) initiating or prosecuting an infringement or other appropriate suit or action against such Third Party, and (2) defending any declaratory judgment action with respect thereto (the type of action described in each of (1) and (2), an “Enforcement Action”).

(iii) [***] Enforcement. As between the Parties, [***] shall have the first right, but not the obligation, itself or through a designee, to enforce [***] (i.e., (x) initiating or prosecuting an infringement or other appropriate suit or action against a Third Party, and (y) defending any declaratory judgment action with respect thereto) [***]. As between the Parties, [***] shall have the sole right to initiate and control any Enforcement Action [***] with respect to any Vaccine Field Infringement.

(iv) Secondary Enforcement. Reasonably in advance of undertaking any Enforcement Action under Section 9.2(a)(ii) or Section 9.2(a)(iii), the Party with the first right to undertake such Enforcement Action (the “Lead Enforcement Party”) shall notify the other Party of its intent to take such Enforcement Action. In the event a Party does not initiate an Enforcement Action with respect to a particular Patent for which it is the Lead Enforcement Party within [***] of a request from the other Party to do so, such other Party shall have the right, but not the obligation, itself or through a designee, to initiate and control such Enforcement Action at its discretion and expense; provided, that the Lead Enforcing Party shall cooperate and provide reasonable to the extent necessary to join the Lead Enforcing Party as a necessary or indispensable party to any such Enforcement Action (to the extent applicable).

(v) Recoveries. Any amounts recovered by Vaxcyte or Sutro with respect to an Enforcement Action under this Section 9.2(a) will be used first to reimburse the reasonable costs and expenses, including attorneys’ fees, incurred in bringing and maintaining the applicable Enforcement Action, then to satisfy any Third Party obligations with respect to such recovery, and any remainder by Vaxcyte or Sutro shall be allocated between the Parties as follows: (A) if Vaxcyte is the enforcing Party: [***] shall be paid to Sutro, and the remainder shall be retained by Vaxcyte; and (B) if Sutro is the enforcing Party: [***] shall be retained by Sutro, and [***] shall be paid to Vaxcyte; provided, that if another patent controlled by Vaxcyte or its licensee is also being enforced with respect to the same infringing party or product, then the portion retained by Sutro under the foregoing clauses (b) shall be [***] (and [***] shall be paid to Vaxcyte).

16.
Section 9.2(b) of the Amended and Restated Agreement is hereby restated in its entirety as follows:

(b) Other Sutro Patents. As between the Parties, Sutro shall have the sole right, but not the obligation, itself or through a designee, at its cost to enforce (i.e., (x) initiating or prosecuting an infringement or other appropriate suit or action against a Third Party, and (y) defending any declaratory judgment action with respect thereto) [***].

17.
Section 9.2(c) of the Amended and Restated Agreement is hereby restated in its entirety as follows:

(c) Cooperation. If a Party brings an Enforcement Action in accordance with this Section 9.2, the other Party shall reasonably cooperate, including, if required to bring such action, joining as a named party. The Parties shall keep one another informed of the status of their respective activities regarding any Enforcement Action pursuant to this Section 9.2 or settlement thereof, and the Parties shall assist one another and cooperate in any such action at the other’s reasonable request. Neither Party shall have the right to settle any Enforcement Action under this Section 9.2 in a manner that [***].

18.
Section 9.3 of the Amended and Restated Agreement is hereby restated in its entirety as follows:

9.3 Patent Term Extensions. Notwithstanding Section 9.1 above, but subject to the terms of the [***] In-License with respect to [***] Patents in-licensed thereunder, [***] shall have the exclusive right, itself or through a designee, to seek patent term extensions and similar supplemental protections (“Patent Term Extensions”) as may be available with respect to [***]; provided that [***] shall not have the right to seek or obtain [***].

19.
Sections 15.2(a)-(b) of the Amended and Restated Agreement are hereby restated in their entirety as follows:

15.2 In the event of a Change of Control of either Party, notwithstanding Section 15.1 above:

(a) In the event of a Change of Control of Sutro, (A) [***], and (B) [***].

(b) In the event of a Change of Control of Vaxcyte, (A) [***], and (B) [***].

20.
Effect of Amendment. Except as expressly modified herein, all terms and conditions set forth in the Amended and Restated Agreement shall remain in full force and effect.
21.
Counterparts; Electronic or Facsimile Signatures. This Amendment No. 3 may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Amendment No. 3 may be executed and delivered electronically or by facsimile and upon such delivery such electronic or facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other Party.

[signature page follows]

In Witness Whereof, the Parties hereto have caused this Amendment No. 3 to be executed and entered into by their duly authorized representatives as of the Amendment No. 3 Effective Date.

VAXCYTE, INC.

By: /s/ Grant E. Pickering________________

Name: Grant E. Pickering

Title: Chief Executive Officer

Date: September 28, 2023

SUTRO BIOPHARMA INC.

By: /s/ William J. Newell _________________

Name: William J. Newell

Title: Chief Executive Officer

Date: September 28, 2023

[Signature Page to Third Amendment to the Amended and Restated SutroVax Agreement]